UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 22, 2012

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EARTHBLOCK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31935	65-0729440
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17870 Castleton Street, #205, City of Industry, CA 91748

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (626) 964-8808

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2012, EarthBlock Technologies, Inc. (“we”, “us” or the “Company”) entered into an Agreement of Share Exchange and Plan of Reorganization (the “Exchange Agreement”) with Earth Gen-Biofuel, Inc., a Nevada corporation (“Earth Gen”), pursuant to which the Company acquired 100% of the ownership of Earth Gen in exchange for 1,484,000,000 shares of the Company’s common stock (the “Exchange”). Prior to the Exchange there were 101,965,018 shares of the Company’s common stock and two (2) shares of the Company’s Series A Preferred Stock issued and outstanding. Giving effect to the Exchange, there is now 1,585,965,018 shares of the Company’s common stock outstanding and Earth Gen is a wholly-owned subsidiary of the Company. The transaction is intended to be treated as a reorganization conforming to the provisions of Section 368(a)(2) of the Internal Revenue Code of 1986, as amended. For purposes of Form 8-K and financial reporting purposes, the effective date of the Exchange is October 22, 2012, that date on which the Articles of Exchange was filed with the Nevada Secretary of State. The foregoing description of the Exchange Agreement is qualified in its entirety by the full text of such document and incorporated by reference into this Item 1.01 to this Current Report on Form 8-K. In addition, the related Articles of Exchange is filed as Exhibit 10.2 to this Current Report on Form 8-K.

In connection with the Exchange, James Hines and Gregory Pitner, the shareholders holding the two (2) outstanding shares of the Company’s Series A Preferred Stock, sold their shares of Series A Preferred Stock to George Shen, the controlling shareholder of Earth Gen. A complete description of the sale of the Series A Preferred Stock to Mr. Shen can be found in the Preferred Stock Purchase Agreements and related Promissory Notes that are filed was Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

The Exchange Agreement provided for Mr. Shen to be appointed to the Company’s Board of Directors and to service as the Company’s President and CEO. Mr. Shen will also retain those positions with the Earth Gen. Upon the appointment of Mr. Shen, the current officers and directors of the Company, Messrs. Hines and Pitner, resigned their positions leaving Mr. Shen as the sole officer and Director. Biographical information regarding George Shen is set forth in Item 5.02 below.

Since 2003 the Company has been a developer, manufacturer, and distributor of the technologies and equipment that provide environmentally friendly solutions to the World’s need for cost efficient construction systems for residential and commercial buildings using the Company’s Compressed Earth Brick (“CEB”) systems. With the downturn in the U.S. housing market and limited home building in the U.S., the Company looked for ways to expand the use of its CEB system in the very low cost home building market in Latin America and other developing countries. Although limited in financial resources, the Company, through one of its Latin America contacts, was introduced to George Shen, who at the time was developing a hardwood trading operations in Columbia, Peru and Nicaragua. As a result, the Company began working with Mr. Shen to introduce its CEB system in Latin America and Southeast Asia. As a result of the Company’s prior business association with Mr. Shen, the Company and Earth Gen have determined to combined the business efforts. The Company plans to operate as a holding company for Earth Gen and potentially other entities that utilize renewable resources to create products that support sustainable living environments for people around the World. Earth Gen is a recently organized company that is establishing itself as a supplier of castor beans that can be processed into vegetable oil for use as biofuel.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As a result of the Exchange, the Company now owns 100% of the issued and outstanding shares of Earth Gen. Earth Gen has the right to two agricultural projects, that are managed by Earth Gen and is operated under the direction of Earth Gen’s staff. One growing area is located in Vietnam and one in Laos. The Laos project covers 15,300 hectares and is based on agreements with the Laos Central Veterans Associations and provides Earth Gen the land and work force to grow castor beans for a period of thirty years. The Vietnam project is based on agreements with the Vietnam Government and provides that the operation of 16,000 hectares be managed by Earth Gen based on grant of the land use for thirty years along with the workforce. Earth Gen is obligated to purchase the harvest from both growing areas as it is delivered at a fixed price. The harvest will be sold to third parties for conversion to vegetable oil. The castor oil has many uses including being blended with diesel fuel to create a blended bio-fuel, a clean energy product consisting of 80% diesel and 20% vegetable oil called “B20” (Biodiesel).

The development of Earth Gen’s Vietnam and Laos operations calls for the Company to provide certain start-up financing along with management oversight and product sales to the venture. The agricultural operation will be managed by a combination of Earth Gen’s U.S. supervisors based onsite and local agricultural experts. In addition to its U.S. based agricultural specialist and its local staff and experts, Earth Gen has retained the services of two scientific advisors, the Institute of Tropical Biology in Ho Chi Minh City and Zibo Academy of Agriculture in Shandong, China. These organizations are regarded as the top academic institutions specializing in the region’s agriculture with dedicated departments focused on castor bean operations.

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Earth Gen’s Key Management

Kote Chu – Senior Vice President Agricultural Operations Earth Gen-Biofuel Inc.

Kote Chu is serving as the senior executive in charge of the international development of the company’s agricultural and related international business development activities of since 2009. He has been coordinating the US operations and with Earth Gen-Biofuel’s castor bean agricultural program in Vietnam and Laos as well since 2009.

After a career in the Chinese military and a successful business career in China and prior to joining Earth Gen-Biofuel, Kote Chu immigrated to the United States in 2007 when he came out of retirement to form Double Development Co. This company focused on organic fertilizer production in Vietnam. He expanded those operations into US by founding Bioway Organic Fertilizer Company to take advantage of the large amount of wasted organic material for fertilizer.

Prior to his retirement from the international business community Mr. Chu was CEO of the Yankee Construction Company of Taiwan, Ju Fu Property Management Consulting Company and Ju Fu Security and Guards Company. He was Sales Manager of Xing Kao Natural Gas Company. In addition, he held the position Sales Manager and later General Manager of Acer Construction and General Manager of Kang Bridge© and Resort company concurrently with position at Acer. He served as Chairman and CEO of Ju Pu construction and Property Management, and was Chairman of Ju Pu Security and Safety Co. Chairman along with holding the position of Chairman of Ju Pu Cultural Entertainment and Ju Pu Publishing Co.

Kote Chu is a graduate of the Chinese Military Academy in 1973 (the Chinese counterpart of West Point), and was commissioned as a First Lieutenant after graduation with various assignments as Company Commander and Battalion Commander in different divisions as well as being a Tactical Instructor at the Chinese Military Academy and received numerous awards and citations for his service and retired in 1984 at the rank of Lt. Colonel.

Lucia Kao – Senior Vice President Business Development

Ms. Kao has worked with Company to develop business relationships with US based entities as well as Latin America and Asia. She has developed her sales and communication skills by creating long lasting relationships in all parts of the World.

After receiving her Bachelor’s degree in Business Administration from San Paulo University in Brazil, she moved to California and worked in real estate for over 15 years. Ms. Kao was presented with an opportunity to own and run a private K-12 academy, she created the Asian Education Institute to inspire children and help them realize their full potential. Ms. Kao was able to establish a stable and successful business, which was valued highly when she sold prior to joining Earth Gen-Biofuel.

Item 3.02	Unregistered Sales of Equity Securities.

Exchange Shares

In connection with the Exchange Agreement, we issued an aggregate of 1,484,000 shares of our Common Stock to the shareholders of Earth Gen. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.01	Changes in Control of Registrant.

(a)(1)     Identity of the Person(s) Who Acquired Such Control

George Shen.

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(a)(2)     Date and Description of the Transaction Which Resulted in the Change of Control

Change in Voting Control

On September 25, 2012 (the “Closing Date”), George Shen acquired two (2) shares of the Company’s 2006 Series A Preferred Stock, par value $0.001 per share (the “2006 Series A Preferred Stock”) from James Hines and Gregory Pitner. A complete description of the sale of the 2006 Series A Preferred Stock to Mr. Shen can be found in the Preferred Stock Purchase Agreements and related Promissory Notes that are filed was Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

The two (2) shares of the 2006 Series A Preferred Stock represent voting rights equivalent to sixty percent (60%) of the total voting rights associated with the Company’s outstanding securities, as a result, by virtue of the ownership of the 2006 Series A Preferred Stock, Mr. Shen is deem to have majority voting control of the Company. The Certificate of Designation for the 2006 Series A Preferred Stock is filed was Exhibit 10.5 to this Current Report on Form 8-K.

Appointment as Director

In addition, Mr. Shen was appointed to the Company’s Board of Directors and to service as the Company’s President and CEO and Messers. Hines and Pitner, resigned their positions leaving Mr. Shen as the sole officer and Director.

The following table sets forth certain information, as of the effective date of the Exchange, with respect to the beneficial ownership of (1) the 2006 Series A Preferred Stock held by the Company’s Series A Preferred Stock stockholders, (2) the 1,586,365,018 shares of our Common Stock held by the Company’s shareholders following the change in control. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner	No. of Shares of Series A Preferred	% of Class(1)	No. of Shares of Common	% of Classes(1)

George Shen (2)	2	100.0
George Shen			500,000,000	31.52
Kote Chu			320,000,000	20.17
Sean Kai Dan			232,000,000	14.62
TOTAL	2	100.0	1,052,000,000	66.32

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(1)     Percentage based on total issued and outstanding shares of Common Stock currently issued and outstanding and held by our shareholders on the effective date of the Exchange.

(2)     The two (2) shares of the 2006 Series A Preferred Stock represent voting rights equivalent to sixty percent (60%) of the total voting rights associated with the Company’s outstanding securities, as a result, by virtue of the ownership of the 2006 Series A Preferred Stock, Mr. Shen is deemed to have majority voting control of the Company.

(a)(3)     Basis for the Control, Including the Percentage of Voting Securities of the Registrant now beneficially owned directly or indirectly by the Person(s) Who Acquired Control

See (a)(1) and (a)(2) above.

(a)(4)     Amount of the Consideration Used by Such Person

The aggregate consideration given by Mr. Shen for the two (2) shares of Series A Preferred Stock was $50,000 per share, based on an initial payment of $5,000, with the balance paid by installments with the final outstanding due on or before July 15, 2013. A complete description of the sale of the Series A Preferred Stock to Mr. Shen can be found in the Preferred Stock Purchase Agreements and related Promissory Notes that are filed was Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

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(a)(5)     The Source of Funds Used by the Person

Mr. Shen used personal funds

(a)(6)     The Identity of the Persons from Whom Control Was Assumed

Mr. Shen acquired the Series A Preferred Stock from Messrs. Hines and Pitner, the Company’s officers and directors. Messrs. Hines and Pitner have served the Company in those capacities since May 2003.

(a)(7)     Any Arrangements or Understandings Among Members of Both the Former and New Control Groups and Their Associates with Respect to Election of Directors and Other Matters

Mr. Shen was appointed to the Company’s Board of Directors and to service as the Company’s President and CEO and Messers. Hines and Pitner, resigned their positions leaving Mr. Shen as the sole officer and Director. There are no other arrangements or understandings among the parties and their associates with respect to the election of directors or other matters.

(b)     Furnish the Information Required by Item 403(c) of Regulation S-K

There are no arrangements, including pledges, which later may result in a further change in control.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1)     Not applicable.

`

(a)(2)     Not applicable.

(a)(3)     Not applicable.

(b)         On September 25, 2012, Messers. James Hines and Gregory Pitner, resigned their positions as officers and directors of the leaving Mr. George Shen as the Company’s sole officer and Director.

(c)(1)     Not applicable.

(c)(2)     Not applicable.

(c)(3)     Not applicable.

(d)         If the registrant elects a new director, except by a vote of securities holders at an annual meeting or special meeting convened for such purpose, disclosure the following information:

(d)(1)     The name of the newly elected director and date of election:

On September 25, 2012, the Company’s Board of Directors approved the election of George Shen as a member of the Company’s Board of Directors. Certain biographical information regarding Mr. Shen is set forth below.

George Shen

George Shen, age 55 has worked in developing countries and has extensive international business experience. He has held senior management positions based in China, Hong Kong, Taiwan, Nicaragua, and Peru. He started his business career in 1985 with Dean Witter Reynolds (now Morgan Stanley). Since then he has served as Managing Director of Southern Cross Apparel of South Africa, 1991 to 1994. From 1991 to 2001 he represented Clarion Communication in Asia as the President of Asian Operations. He also served as a senior advisor for business development in China and Latin American for Davis Companies from 2001 to 2004.

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Mr. Shen has ownership interests in Southern California newspapers including Beverly Hills Courier, San Marino Tribune and Life Style Magazine. Mr. Shen is a regular commentator on China topics ranging from politics, economics and business law for local radio and television stations. He was a member of the US Department of Commerce Advisory Committee on the Environment and Energy, he was also a Board Member of Justiceville (in support of temporarily homeless victims) and serves on the Board of Smart Meter, a company producing utility meters for use in developing countries.

Mr. Shen was born in Taipei, Taiwan, ROC October 10, 1956, and moved to the United States in 1972. He served in the US Marine Corps from 1979 to 1983 and volunteered to join the California National Guard after the events of 9/11. Mr. Shen received his BS degree in Business Economics from Chapman University in 1993 while serving in the US Marine Corps. Mr. Shen received a J.D. degree from Northwestern California School of Law, Sacrament, California in 2009. In 1999 he also earned an MBA degree from China Central Normal University, in Huhan PRC, with a special thesis on Chinese Banking Reform and is currently enrolled in graduate business school at Central University for Finance and Economics of China, Beijing, PRC, to continue building his insights into the Chinese economy and develop relationships with senior banking and business leaders.

(d)(2)     A brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director:

In connection with the sale of the shares of the 2006 Series A Preferred Stock described herein, there was an oral agreement between Mr. Shen and Messrs. Hines and Pitner to elect Mr. Shen to the Company’s board of directors. There was no other arrangements or understanding between the new director and any other persons, pursuant to which such director was selected as a director.

(d)(3)     The committees of the board of directors to which the new director has been , or at the time of this disclosure is expected to be, named:

The Company does not have any committees of the Board of Directors

(d)(4)     The information required by Item 404(a) of Regulation S-K (17 CFR 229.404(a))

See above.

(d)(5)     A brief description of any material plan, contract or arrangement (whether or not written) to which the director is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any such grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event

Not applicable.

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(e)     If the registrant enters into, adopts, or otherwise commences a material compensatory plan, contract or arrangement (whether or not written), as to which the registrant’s principal executive officer, principal financial officer, or a named executive officer participates or is a party, or such compensatory plan, contract or arrangement is materially amended or modified, or a material grant or award under any such plan, contract or arrangement to any such person is made or material modified, then the registrant shall provide a brief description of the terms and conditions of the plan, contract or arrangement and the amounts payable to the officer thereunder

None.

(f)     If the salary or bonus of a named executive officer cannot be calculated as of the most recent practicable date and is omitted from the Summary Compensation Table as specified in Instruction 1 of Item 402(c)(2)(iii) and (iv) of Regulation S-K, disclose the appropriate information under this Item 5.02(f) when there is a payment, grant, award, decision or other occurrence as a result of which such amounts become calculable in whole or in part. Disclosure under this Item 5.02(f) shall include a new total compensation figure for the named executive officer, using the new salary or bonus information to recalculate the information that was previously provided with respect to the name executive officer in the registrant’s Summary Compensation Table for which the salary and bonus information was omitted in reliance on Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K (17 CFR 229.402(c)(2)(iii) and (iv)).

Not applicable.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.     Not applicable.

(b)     Proforma financial information.     Proforma financial statements required by this item will be filed by amendment not later than 75 calendar days after the transaction reported in this Form 8-K.

(c)     Shell company transactions.     Not applicable.

(d)     Exhibits.

Exhibit No.	Description

10.1	Agreement of Share Exchange and Plan of Reorganization between Earthblock Technologies, Inc. and Earth Gen-Biofuel, Inc., dated September 25, 2012
10.2	Articles of Exchange
10.3	Earthblock Technologies, Inc. 2006 Series “A” Preferred Stock Purchase Agreement and Related Noted Agreement, dated September 25, 2012, between James Hines and George Shen
10.4	Earthblock Technologies, Inc. 2006 Series “A” Preferred Stock Purchase Agreement and Related Note Agreement dated September 25, 2012, between Gregory Pitner and George Shen
10.5	2006 Series A Preferred Stock Certificate of Designation (Statement of Resolution)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHBLOCK TECHNOLOGIES, INC.

	By:	/s/ George Shen
Date: November 19, 2012		George Shen
Chief Executive Officer/President

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